UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 4, 2014

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

201 NW 10th, Suite 200 Oklahoma City, Oklahoma	73103
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (405) 278-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 4, 2014, a subsidiary of Blueknight Energy Partners, L.P. (the “Partnership”) and Vitol Inc. entered into a second amendment, effective as of April 1, 2014, to a Crude Oil Storage Services Agreement with Vitol Inc. (“Vitol”) (as amended, the “12-month Agreement”) to extend the 12-month Agreement through March 31, 2015 and to adjust the rates Vitol is charged for services provided under the 12-month Agreement. Also on April 4, 2014, a subsidiary of the Partnership and Vitol entered into third amendments to two Crude Oil Storage Services Agreement with Vitol (as amended, the “6-month Agreements” and, together with the 12-month Agreement, the “Storage Agreements”) to extend the 6-month Agreements through September 30, 2014 and adjust the rates Vitol is charged for services provided under the 6-month Agreements. The 6-month Agreements also provides a claw-back right for the Partnership if the Partnership has the opportunity to enter into a storage arrangement for one or more 0.25 million barrel tanks with a different customer at a higher rate, provided that Vitol has a right of first refusal to match the higher offer in such event.

Fifty percent of the membership interests of Blueknight Energy Partners G.P., L.L.C., the general partner of the Partnership, are indirectly owned by Blueknight Energy Holding, Inc. (“Blueknight Holding”). Blueknight Holding and Vitol are affiliated entities as both companies are indirectly owned by Vitol Holding B.V.
Revenues earned under the Storage Agreements are based upon the 1.0 million barrels of storage capacity that is dedicated to Vitol under the 12-month Agreement and the 0.5 million barrels of storage capacity that is dedicated to Vitol under each of the 6-Month Agreements.
The foregoing description is a summary of the Amendments and is qualified in its entirety by reference to the Amendments, copies of which are included as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT NUMBER		DESCRIPTION

10.1*	—	Second Amendment to Crude Oil Storage Services Agreement, effective April 1, 2014.
10.2*	—	Third Amendment to Crude Oil Storage Services Agreement, effective April 1, 2014.
10.3*	—	Third Amendment to Crude Oil Storage Services Agreement, effective April 1, 2014.

*Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit.  Omitted material for which confidential treatment has been requested has been separately filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

	By:	Blueknight Energy Partners G.P., L.L.C.
its General Partner

Date: April 4, 2014	By:	/s/ Alex G. Stallings
	Name:	Alex G. Stallings
	Title:	Chief Financial Officer and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1*	—	Second Amendment to Crude Oil Storage Services Agreement, effective April 1, 2014.
10.2*	—	Third Amendment to Crude Oil Storage Services Agreement, effective April 1, 2014.
10.3*	—	Third Amendment to Crude Oil Storage Services Agreement, effective April 1, 2014.

*Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit.  Omitted material for which confidential treatment has been requested has been separately filed with the Securities and Exchange Commission.